UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2009 (February 3, 2008)

Anthracite Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-13937	13-3978906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 810-3333

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 28, 2009, Anthracite Capital, Inc. (the “Company”) entered into the Third Omnibus Amendment and Agreement (the “Amendment”).  The Amendment was executed by the Company, as borrower agent and guarantor, Anthracite Capital BOFA Funding LLC, as seller (“Seller”), AHR Capital BOFA Limited, as borrower (“Borrower”), Bank of America, N.A. (“BANA”), as lender, buyer and buyer agent, and Banc of America Mortgage Capital Corporation (“BAMCC”), as buyer.

The Amendment was in respect of (i) the Master Repurchase Agreement, dated as of July 20, 2007 and as amended or supplemented from time to time (the “Repurchase Agreement”), among Seller, BANA, as a buyer, BAMCC, as a buyer, and BANA, as buyer agent; (ii) the Credit Agreement, dated as of March 17, 2006 and as amended or supplemented from time to time (the “Credit Agreement”), among the Company, as borrower agent, Borrower, each of the borrowers from time to time party thereto and BANA, as lender; (iii) the Amended and Restated Fee Letter, dated as of August 7, 2008 and as amended or supplemented from time to time, between BANA, as lender, and the Company, as borrower agent; (iv) the Amended and Restated Guaranty, dated as of August 7, 2008, made by the Company, as guarantor, in favor of BANA, as buyer agent, for the benefit of the buyers; and (v) the Amended and Restated Parent Guaranty, dated as of August 7, 2008, made by the Company, as guarantor, in favor of BANA, as lender.

The Amendment prohibits new transactions under the Repurchase Agreement and new borrowings under the Credit Agreement.  In addition, the Amendment eliminates the facility’s unused availability fee.

Bank of America, N.A. and its affiliates have from time to time provided other financial services to the Company, BlackRock Financial Management, Inc., the manager of the Company, and their respective affiliates, for which they received customary compensation.

The above summary is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Current Report on Form 8 K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
Third Omnibus Amendment and Agreement, dated as of January 28, 2009, among Anthracite Capital, Inc., Anthracite Capital BOFA Funding LLC, AHR Capital BOFA Limited, Bank of America, N.A. and Banc of America Mortgage Capital Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHRACITE CAPITAL, INC.

By:	/s/ Richard Shea
	Name:	Richard Shea
	Title:	President and Chief Operating Officer

Dated: February 3, 2009